UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

ViacomCBS Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 25, 2021 VIACOMCBS INC. 1515 BROADWAY NEW YORK, NY 10036 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: March 26, 2021 Date: May 25, 2021 Time: 9:30 a.m., EDT Location: Live webcast—please visit www.virtualshareholdermeeting.com/VIAC2021 The company will be hosting the meeting live via the Internet. To attend the meeting, please visit www.virtualshareholdermeeting.com/VIAC2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on page 3). You are receiving this communication because you hold shares of ViacomCBS Inc. voting Class A common stock. THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE THESE SHARES. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. on See how the reverse to access side proxy of this materials notice for and instructions vote. D40298-P50945

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/VIAC2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D40299-P50945

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED DIRECTOR NOMINEES. 1. The election of 13 directors: Nominees: 1a. Robert M. Bakish 1b. Candace K. Beinecke 1c. Barbara M. Byrne 1d. Brian Goldner 1e. Linda M. Griego 1f. Robert N. Klieger 1g. Judith A. McHale 1h. Ronald L. Nelson 1i. Charles E. Phillips, Jr. 1j. Shari E. Redstone 1k. Susan Schuman 1l. Nicole Seligman 1m. Frederick O. Terrell THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTERS 2 AND 3. 2. Rati?cation of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021. 3. Approval of an amendment and restatement of the Company’s 2009 Long-Term Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” MATTER 4. 4. Stockholder proposal requesting that the Company’s Board of Directors take steps to enable stockholder proxy access. D40300-P50945

D40301-P50945

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2021

VIACOMCBS INC.

VIACOMCBS

1515 BROADWAY
NEW YORK, NY 10036

Meeting Information

Meeting Type: Annual Meeting of Stockholders
For holders as of: March 26, 2021
Date: May 25, 2021 **Time:** 9:30 a.m., EDT
Location: Live webcast - please visit www.virtualshareholdermeeting.com/VIAC2021

The company will be hosting the meeting live via the Internet. To attend the meeting, please visit www.virtualshareholdermeeting.com/VIAC2021 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on page 3).

You are receiving this communication because you hold shares of ViacomCBS Inc. non-voting Class B common stock. **THIS NOTICE WILL ENABLE YOU TO ACCESS VIACOMCBS INC. PROXY MATERIALS FOR INFORMATIONAL PURPOSES ONLY.**

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials.

See the reverse side of this notice for instructions on how to access proxy materials.

D39537-Z79302

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1 800 579 1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2021 to facilitate timely delivery. D39538-Z79302

The following matters are being considered at the upcoming meeting. This information is being provided for informational purposes only. 1. The election of 13 directors: Nominees: 1a. Robert M. Bakish 1b. Candace K. Beinecke 1c. Barbara M. Byrne 1d. Brian Goldner 1e. Linda M. Griego 1f. Robert N. Klieger 1g. Judith A. McHale 1h. Ronald L. Nelson 1i. Charles E. Phillips, Jr. 1j. Shari E. Redstone 1k. Susan Schuman 1l. Nicole Seligman 1m. Frederick O. Terrell 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021. 3. Approval of an amendment and restatement of the Company’s 2009 Long-Term Incentive Plan. 4. Stockholder proposal requesting that the Company’s Board of Directors take steps to enable stockholder proxy access. D39539-Z79302

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